UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 7, 2007

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 West Street New York, New York	10007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain

Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2007, the Board of Directors of Verizon approved the appointment of members to its committees as follows:

Audit and Finance Committee

Thomas H. O’Brien (Chairperson)

James R. Barker

M. Frances Keeth

Robert W. Lane

Sandra O. Moose

Donald T. Nicolaisen

Clarence Otis, Jr.

Corporate Governance and Policy Committee

Sandra O. Moose (Chairperson)

Richard L. Carrión

M. Frances Keeth

Donald T. Nicolaisen

Hugh B. Price

Walter V. Shipley

John W. Snow

Robert D. Storey

Human Resources Committee

Walter V. Shipley (Chairperson)

Richard L. Carrión

Robert W. Lane

Joseph Neubauer

Clarence Otis, Jr.

John W. Snow

John R. Stafford

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date:	June 8, 2007	/s/ Marianne Drost
Marianne Drost
Senior Vice President, Deputy General Counsel and Corporate Secretary